Exhibit 99.1

DRINKER BIDDLE & REATH LLP

1177 Avenue of the Americas, 41st Floor

New York, NY 10036-2714

Tel: (212) 248-3140

Fax: (212) 248-3141

Kristin K. Going

Marita S. Erbeck

E-mail: kristin.going@dbr.com

     marita.erbeck@dbr.com

Attorneys for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK	Chapter 11 Case No.

In re	09-50026 (MG)

MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al.	(Jointly Administered)

Debtors.

MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY SECTION 6.2(C) REPORT AND

BUDGET VARIANCE REPORT AS OF MARCH 31, 2018

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated July 30, 2015, by and between the parties thereto (as amended, the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 29, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files the following for the most recently ended fiscal quarter of the GUC Trust.

Reporting required under Section 6.2(c)(i) of the GUC Trust Agreement is annexed hereto as Exhibit A (the “6.2(c) Report”).

The quarterly variance report as described in the third sentence of Section 6.4 of the GUC Trust Agreement for the fiscal quarter ended March 31, 2018, in accordance with the Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012, is annexed hereto as Exhibit B (the “Budget Variance Report”).

The 6.2(c) Report is not intended to constitute, and should not be construed as, investment advice. The 6.2(c) Report has been provided to comply with the GUC Trust Agreement and the Confirmation Order and is for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely in its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting the 6.2(c) Report, the Budget Variance Report and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

April 30, 2018

DRINKER BIDDLE & REATH LLP

By:	/s/ Kristin K. Going

Kristin K. Going
Marita S. Erbeck
1177 Avenue of the Americas
41st Floor
New York, NY 10036-2714
Tel: (212) 248-3140
Fax: (212) 248-3141
E-mail: kristin.going@dbr.com marita.erbeck@dbr.com

Attorneys for the Motors Liquidation Company GUC Trust

2

EXHIBIT A

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of December 31, 2016	As of March 31, 2017	As of June 30, 2017	As of September 30, 2017	As of December 31, 2017	As of March 31, 2018 (prior to current quarter activity)	Cumulative as of March 31, 2018 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
A.	Number of Units Outstanding	0	31,853,964	31,854,056	31,854,103	31,855,453	31,855,453	31,855,504	31,855,504	—	31,855,504	(3)

B.	GUC Trust Distributable Assets											(2) (4)
	GUC Trust Common Stock Assets	150,000,000	—	—	—	—	—	—	—
	GUC Trust Warrant Assets "A"	136,363,635	—	—	—	—	—	—	—
	GUC Trust Warrant Assets "B"	136,363,635	—	—	—	—	—	—	—
	GUC Trust Dividend Assets	$0	$12,918,083	$12,752,540	$12,964,463	$12,943,593	$12,920,570	$12,728,588	$12,728,588	$—	$12,715,405
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$452,340,930	$446,544,274	$453,965,056	$453,234,206	$452,428,010	$445,705,499	$445,705,499	$—	$445,243,841

C.	Claims Summary											(5)
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$31,853,984,784	$31,854,031,054	$31,855,381,054	$31,855,381,054	$31,855,431,837	$31,855,431,837	$31,855,431,837
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000	$50,000,000
	Maximum Amount of all Unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,499,498,059	$1,499,203,840	$1,495,232,289	$1,495,232,289	$1,494,985,874	$1,494,985,874	$1,494,985,874
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$0	$0	$0	$0	$0	$0	$0	$0
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and Unresolved Other Avoidance Action Claims)	$9,653,859,851	$1,549,498,059	$1,549,203,840	$1,545,232,289	$1,545,232,289	$1,544,985,874	$1,544,985,874	$1,544,985,874
	Current Total Amount	$39,424,671,983	$33,403,482,843	$33,403,234,894	$33,400,613,343	$33,400,613,343	$33,400,417,711	$33,400,417,711	$33,400,417,711

D.	Holdback											(6) (7)
	Protective Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	0	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets "A"	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets "A"	0	0	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets "A"	86,414	0	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets "A"	0	0	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets "B"	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets "B"	0	0	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets "B"	86,414	0	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets "B"	0	0	0	0	0	0	0	0
	Protective Holdback - other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - other GUC Trust Distributable Cash	$0	$24,043,126	$12,955,611	$13,270,652	$14,095,465	$21,044,131	$17,860,259	$17,860,259
	Reporting and Transfer Holdback - other GUC Trust Distributable Cash	$0	$21,996,702	$15,993,799	$16,020,499	$16,001,909	$15,761,093	$6,178,502	$6,178,502
	Taxes on Distribution Holdback - other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
	Protective Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - GUC Trust Dividend Assets	$0	$686,677	$370,040	$379,036	$402,591	$601,031	$510,109	$510,109
	Reporting and Transfer Holdback - GUC Trust Dividend Assets	$0	$628,183	$456,751	$457,514	$456,982	$450,105	$176,445	$176,445
	Taxes on Distribution Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0

E.	Claim Disposition											(5)
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$92,764	$46,270	$1,350,000	$0	$50,783	$0	$2,083,316,020
	Disputed General Unsecured Claims disallowed	Not applicable	$20,021,750	$247,949	$2,621,551	$0	$195,632	$0	$6,025,557,957
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0

F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -											(1) (8)
	GUC Common Stock Assets	0	0	0	0	0	0	0	121,477,839	0	121,477,695
	GUC Trust Warrant Assets "A"	0	0	0	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Warrant Assets "B"	0	0	0	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Dividend Assets	$0	$1,064	$763	$382	$11,110	$0	$418	$27,797	$0	$27,797
	other GUC Trust Distributable Cash	$0	$37,271	$26,724	$13,369	$389,035	$0	$14,658	$518,364	$0	$518,364

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of December 31, 2016	As of March 31, 2017	As of June 30, 2017	As of September 30, 2017	As of December 31, 2017	As of March 31, 2018 (prior to current quarter activity)	Cumulative as of March 31, 2018 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes

G.	Distributions in respect of Units of -											(1)
	GUC Common Stock Assets	0	0	0	0	0	0	0	15,852,786	0	15,852,786
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	14,411,619	0	14,411,619
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	14,411,619	0	14,411,619
	GUC Trust Dividend Assets	$0	$3,115,876	$0	$0	$0	$0	$0	$10,059,204	$0	$10,059,204
	other GUC Trust Distributable Cash	$0	$109,106,927	$0	$0	$0	$0	$0	$235,227,043	$0	$235,227,043

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of December 31, 2016	As of March 31, 2017	As of June 30, 2017	As of September 30, 2017	As of December 31, 2017	As of March 31, 2018 (prior to current quarter activity)	Cumulative as of March 31, 2018 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
H.	Excess GUC Trust Distributable Assets reserved for distribution to holders of Units of -											(9)
	GUC Common Stock Assets	0	0	0	0	0	0	0	0	0
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0	0
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0	0
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0	$0
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0	$0

I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0	0	0	0	0	0	0

Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured Claims at next quarterly distribution
	Number of Units to Resolved Allowed General Unsecured Claims									0
	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0

Memo	Supplemental Information - Claims Summary											(10)
	Total filed claims		$216,720,863,671	$216,720,909,941	$216,722,259,941	$216,722,259,941	$216,722,310,724	$216,722,310,724
	Total scheduled only, liquidated claims		$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409

	Total filed and scheduled claims		$220,492,163,081	$220,492,209,351	$220,493,559,351	$220,493,559,351	$220,493,610,134	$220,493,610,134

	Claims as currently ordered		$31,903,984,784	$31,904,031,054	$31,905,381,054	$31,905,381,054	$31,905,431,837	$31,905,431,837

	Term Loan Avoidance Action		$1,499,498,059	$1,499,203,840	$1,495,232,289	$1,495,232,289	$1,494,985,874	$1,494,985,874

	Current Total Amount		$33,403,482,843	$33,403,234,894	$33,400,613,343	$33,400,613,343	$33,400,417,711	$33,400,417,711
	Claims summary by category (as currently ordered)
	Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333
	Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$50,502,778	$50,549,048	$51,899,048	$51,899,048	$51,949,831	$51,949,831
	Claims summary by category (allowed amounts)
	Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333
	Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$502,778	$549,048	$1,899,048	$1,899,048	$1,949,831	$1,949,831

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

(1)	The Initial Distribution Date took place on or about April 21, 2011 (with a secondary distribution on or about May 26, 2011 to certain holders of allowed claims as of the Initial Distribution Date who did not receive the April 21, 2011 distribution). Since the Initial Distribution Date, the GUC Trust has made distributions in any quarter where (i) Disputed General Unsecured Claims or Unresolved Term Loan Avoidance Action Claims were allowed during the immediately preceding quarter, or (ii) where the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold. These footnotes describe only the distributions presented in the accompanying section 6.2(c) Report; for further information on prior distributions, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

During the quarter ended December 31, 2016, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust made a distribution of approximately $27,488 to holders of such claims. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended December 31, 2016, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended March 31, 2017, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust made a distribution of approximately $13,750 to holders of such claims. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended March 31, 2017, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended June 30, 2017, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust made a distribution of approximately $400,145 to holders of such claims. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended June 30, 2017, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended September 30, 2017, no Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was not required to distribute any assets to holders of such claims. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended September 30, 2017, no distribution to holders of Units was required to be made in respect of such quarter.

During the quarter ended December 31, 2017, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust made a distribution of approximately $15,076 to holders of such claims. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended December 31, 2017, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended March 31, 2018, no Unresolved Term Loan Avoidance Action Claims were allowed, and thus the GUC Trust was not required to distribute any assets to holders of such claims. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended March 31, 2018, no distribution to holders of Units was required to be made in respect of such quarter.

(2)	On January 14, 2014, New GM declared a dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on March 28, 2014. On April 8, 2014, New GM declared a second quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on June 26, 2014. On August 12, 2014, New GM declared a third quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on September 26, 2014. On October 7, 2014, New GM declared a fourth quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on December 23, 2014. On January 21, 2015, New GM declared a fifth quarterly dividend of $0.30 per

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

share on the shares of New GM Common Stock and paid such dividend on March 24, 2015. On April 13, 2015, New GM declared a sixth quarterly dividend of $0.36 per share on the shares of New GM Common Stock and paid such dividend on June 23, 2015. Each of the foregoing dividends, to the extent paid on or prior to or declared in the quarter subsequent to the applicable date of measurement are referred to herein as “Current Dividends.”

On June 3, 2015, the GUC Trust Administrator filed a motion (the “Liquidation Motion”) with the Bankruptcy Court seeking an order authorizing the GUC Trust Administrator to exercise and/or liquidate the GUC Trust’s holdings of New GM Warrants and New GM Common Stock. On July 2, 2015, the Bankruptcy Court entered an order granting the relief requested in the Liquidation Motion (the “Liquidation Order”). Following entry of the Liquidation Order, and in compliance therewith, the GUC Trust Administrator exercised all of the New GM Warrants then held by the GUC Trust using a cashless exercise feature, and then liquidated all of its holdings of New GM Common Stock (including the proceeds of the exercised New GM Warrants) for cash (the proceeds thereof “GUC Trust Cash”).

As of March 31, 2018, but prior to current quarter activity and post-closing adjustments, the GUC Trust’s Distributable Assets consisted solely of $458,434,088 in cash and marketable securities ($445,705,499 of which represents the proceeds of the liquidated New GM Securities that were categorized as GUC Trust Distributable Assets, and $12,728,588 of which represents Dividend Assets).

The following table summarizes the changes in the cash and marketable securities that comprise the GUC Trust’s “Distributable Assets as of March 31, 2018 (prior to current quarter activity)” to the “Cumulative total including current quarter activity and post-closing adjustments”.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

Reconciliation of GUC Trust Distributable Assets per 6.2(c) report

	Other GUC Trust Distributable Cash	GUC Trust Dividend Assets	Total Other GUC Trust Distributable Cash and GUC Trust Dividend Assets
GUC Trust Distributable Assets as of March 31, 2018 (prior to current quarter activity)	$445,705,499	$12,728,588	$458,434,087
Adjustments for distributions payable for newly Allowed Claims	—	—	—
Adjustments to “set aside” Other GUC Trust Distributable Cash and GUC Trust Dividend Assets	(461,658)	(13,183)	(474,841)
Expected Excess Distribution	—	—	—

Cumulative GUC Trust Distributable Assets as of March 31, 2018 (including amounts in respect of current quarter activity and post-closing adjustments)	$445,243,841	$12,715,405	$457,959,246

(3)	Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). As a result of the no-action relief received from the SEC in May 2012 (which provided that the SEC would not recommend enforcement if the Units were issued in a global transferable form but were not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), each holder of an Allowed General Unsecured Claim is issued Units in global form only, registered in the name of and held only through the participants of DTC, as depositary. Previous to the receipt of such no-action relief, the Units were evidenced by appropriate notation on the books and records of the GUC Trust only and were not held through DTC.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

Units are issued at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claims, such that if all Disputed General Unsecured Claims and potential Term Loan Avoidance Action Claims as of March 31, 2018 were subsequently allowed, the GUC Trust would issue approximately 33.4 million Units (inclusive of all Units previously distributed). Units in respect of general unsecured claims allowed as of the Initial Distribution were not issued until after the Effective Date. Hence, for purposes of this presentation only, Units outstanding as of the Effective Date are deemed to be zero. The 31,855,504 Units outstanding as of March 31, 2018 correlate to the $31.85 billion in allowed claims as of December 31, 2017. The Number of Units outstanding as of March 31, 2018 does not directly correspond to allowed claims as of December 31, 2017 on a 1 to 1,000 basis because 73 additional Units were issued due to rounding.

(4)	The amounts reported as GUC Trust Distributable Assets are net of liquidating distributions payable in respect of Allowed General Unsecured Claims as further described in Notes 4, 5 and 6 of the Notes to the Financial Statements of the GUC Trust for the quarter ended December 31, 2017 as previously filed.

(5)	The categories presented under Sections C and E hereof correspond to terms defined in the GUC Trust Agreement and are further described in Notes 2, 4 and 5 of the Notes to the Financial Statements of the GUC Trust for the quarter ended December 31, 2017, as previously filed.

(6)	Section 2.3(e)(i) of the GUC Trust Agreement required MLC, on behalf of the GUC Trust, to sell New GM Securities in the approximate amount of $5.75 million on, or as soon as reasonably practical after, the Effective Date of the Plan. The proceeds of this sale were required to be used to provide the initial funding for certain reporting costs of the GUC Trust (“Reporting and Transfer Costs”). In respect thereof, on May 24, 2011, MLC, on behalf of the GUC Trust, sold 87,182 shares of New GM Common Stock and 79,256 warrants of each class of warrants, resulting in cash proceeds of $5,649,328 (the “Reporting and Transfer Cash”), which proceeds were held by MLC on behalf of the GUC Trust until MLC’s dissolution on December 15, 2011. On December 15, 2011, MLC transferred, net of payments already made on account of such Reporting and Transfer Costs, $2,049,608 of these funds to the GUC Trust and $500,000 to the Avoidance Action Trust in accordance with Section 2.3 of the GUC Trust Agreement.

In addition to the initial funding of the Reporting and Transfer Costs as described above, the GUC Trust Agreement (together with the Liquidation Order) affords the GUC Trust Administrator, with the approval of the GUC Trust Monitor, the discretion and authority to set aside from distribution GUC Trust Cash (including Dividend Assets) in amounts sufficient to satisfy (i) any current or projected fees, costs and expenses (including certain tax obligations and administrative costs) of the GUC Trust (the “Wind-Down Costs”) that were not budgeted or exceed the amounts budgeted for use from the funds contributed by MLC on the Effective Date of the Plan for purposes of satisfying such Wind-Down Costs, (ii) any current or projected Reporting and Transfer Costs that exceed the then currently available funds, or (iii) any current or projected income tax liabilities of the GUC Trust arising from the disposition of New GM Securities (“Taxes on Distribution”). This process is not related to, and is separate from, the process of recognizing any current and deferred income tax liabilities, as well as reserves for expected costs of liquidation in the Statement of Net Assets in Liquidation, as a matter of financial reporting. Such liabilities and reserves must be determined in accordance with generally accepted accounting principles applicable to the GUC Trust. By contrast, the estimates of projected costs and potential liabilities for which the GUC Trust may set aside GUC Trust Cash (including Dividend Assets) are generally made on a more conservative (i.e., more inclusive) basis over the duration of the GUC Trust and include contingencies and amounts of potential income tax liabilities that are not permitted to be recognized under applicable accounting standards. The GUC Trust Administrator may use GUC Trust Cash (including Dividend Assets) that has been set aside from distribution to fund (with the required approval of the Bankruptcy Court) the current or projected Wind-Down Costs or Reporting and Transfer Costs of the GUC Trust and (with the required approval of the GUC Trust Monitor) current and potential Taxes on Distribution.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

Beginning in the fiscal quarter ended December 31, 2011, the GUC Trust Administrator set aside from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(d) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, New GM Securities and/or GUC Trust Cash, as applicable, in amounts that the GUC Trust Administrator determined was necessary to satisfy then current and projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution of the GUC Trust. Because the GUC Trust Administrator reevaluated (and continues to reevaluate) the projected Wind-Down Costs and Reporting and Transfer Costs and the potential Taxes on Distribution of the GUC Trust on a quarterly basis, the amount of set aside GUC Trust Cash (or, when applicable in prior quarters, New GM Securities) necessarily fluctuates over time.

While the GUC Trust has employed various methodologies for calculating the set asides associated with Wind-Down Costs and Reporting and Transfer Costs (the “Administrative Costs Set Aside Methodology”) and potential Taxes on Distribution (the “Taxes on Distribution Set Aside Methodology”), during the periods presented in the accompanying section 6.2(c) Report, such set asides were calculated in the following manner (for further information on prior periods, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/):

•	Administrative Costs Set Aside Methodology: GUC Trust Cash (including Dividend Assets), is set aside from distribution in an amount equal to the estimates of projected Wind-Down Costs (including Dividend Taxes (defined below) and income taxes on investment income) and Reporting and Transfer Costs; and

•	Taxes on Distribution Set Aside Methodology: GUC Trust Cash (including Dividend Assets), is set aside from distribution in an amount equal to estimates of potential Taxes on Distribution. Estimates of potential Taxes on Distribution are arrived at by applying the applicable U.S. federal income tax rate to realized capital gains that are still subject to adjustment by the Internal Revenue Service, less current period losses (exclusive of Current Dividends and investment income) and estimated future tax deductible expenses. Such realized capital gains are determined using the tax basis of the New GM Securities based on the date of transfer of record ownership of the New GM Securities on December 15, 2011 and the tax basis of the New GM Common Stock received from the exercise of New GM Warrants.

In March 2012, December 2012, and January 2015, the GUC Trust Administrator sought and received authority from the Bankruptcy Court to liquidate set aside New GM Securities (and use associated Dividend Assets) for the purposes of funding then current and projected Wind-Down Costs and Reporting and Transfer Costs for the calendar years 2011 through 2015, as well as certain fees, costs and expenses of the Avoidance Action Trust (“Avoidance Action Trust Administrative Costs”) estimated for the calendar years 2012, 2013 and 2014 (collectively, the “Initial Cost Funding Orders”). In the aggregate, pursuant to the Initial Cost Funding Orders, the GUC Trust liquidated (i) 640,855 shares of New GM Common Stock and 582,580 warrants of each class of warrant for the aggregate proceeds of $37,670,068 (including $123,160 of associated Dividend Assets) in respect of Wind-Down Costs; (ii) 315,764 shares of New GM Common Stock and 287,051 warrants of each class of warrant for the aggregate proceeds of $18,354,464 (including $46,728 of associated Dividend Assets) in respect of Reporting and Transfer Costs; and (iii) 269,422 shares of New GM Common Stock and 244,929 warrants of each class of warrant for the aggregate proceeds of $13,715,264 in respect of Avoidance Action Trust Administrative Costs (which amount was subsequently transferred to the Avoidance Action Trust). Copies of the Initial Cost Funding Orders are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

On November 17, 2015, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2016 (the “2016 Reallocation Motion”). In the aggregate, the 2016 Reallocation Motion sought authority to reallocate $7,518,800 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,528,000 for the purposes of satisfying projected Reporting and Transfer Costs. On December 7, 2015, the Bankruptcy Court entered an order authorizing the 2016 Reallocation Motion (the “2016 Reallocation Order”). Copies of the 2016 Reallocation Motion and 2016 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

As of December 31, 2016, the GUC Trust had set aside from distribution $47,354,688 to fund projected Wind-Down Costs and Reporting and Transfer Costs. The increase in such set aside GUC Trust Cash from the prior quarter was due primarily to an assessment by the GUC Trust Administrator that the costs associated with defending the Term Loan Avoidance Action against the Avoidance Action Trust (“Avoidance Action Defense Costs”) were likely to exceed the cash designated as “Residual Wind Down Assets” which was initially funded by the U.S. Department of Treasury and the Governments of Canada and Ontario (through Export Development Canada), which cash was specifically set aside for payment of Avoidance Action Defense Costs and other administrative expense claims asserted against the GUC Trust. Pursuant to the Plan and the GUC Trust Agreement, the GUC Trust Administrator has the authority, with the approval of the GUC Trust Monitor, to set aside (and with the approval of the Bankruptcy Court) appropriate GUC Trust Cash in an amount necessary to fund potential Avoidance Action Defense Costs that exceed the Residual Wind Down Assets then held by the GUC Trust. For further information concerning Avoidance Action Defense Costs and the GUC Trust’s obligation to satisfy such costs, see the Form 10-Q for the quarter ended September 30, 2017 filed by the GUC Trust on November 13, 2017, and available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

On January 20, 2017, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2017 (the “2017 Reallocation Motion”). In the aggregate, the 2017 Reallocation Motion sought authority to reallocate $4,970,600 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,961,400 for the purposes of satisfying projected Reporting and Transfer Costs. The 2017 Reallocation Motion did not seek authority to reallocate any GUC Trust Cash associated with potential Avoidance Action Defense Costs. On February 21, 2017, the Bankruptcy Court entered an order authorizing the 2017 Reallocation Motion (the “2017 Reallocation Order”). Copies of the 2017 Reallocation Motion and 2017 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

As of March 31, 2017, the GUC Trust had set aside from distribution $29,776,200 to fund projected Wind-Down Costs and Reporting and Transfer Costs. During the three months ended March 31, 2017, the GUC Trust Administrator determined to reverse the set aside associated with the potential Avoidance Action Defense Costs that was made in the quarter ended December 31, 2016. The reversal followed directly from the April 18, 2017 execution of a letter agreement (the “Avoidance Action Defense Costs Letter Agreement”) by and between the GUC Trust Administrator and the Term Loan Agent. The Avoidance Action Defense Costs Letter Agreement had the effect of, among other things, capping the GUC Trust’s obligation to fund Avoidance Action Defense Costs in an amount that does not exceed the Residual Wind Down Assets then held by the GUC Trust, until such time, if any, as the Term Loan Avoidance Action is fully and finally resolved by court order or settlement, which court order or settlement satisfies certain conditions as set forth in the Avoidance Action Defense Costs Letter Agreement. Copies of the Avoidance Action Defense Costs Letter Agreement are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

As of June 30, 2017, the GUC Trust had set aside from distribution $30,127,700 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

As of September 30, 2017, the GUC Trust had set aside from distribution $30,956,946 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

As of December 30, 2017, the GUC Trust had set aside from distributions $37,856,360 to fund projected Wind-Down Costs and Reporting and Transfer Costs.

On February 15, 2018, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside GUC Trust Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2018 (the “2018 Reallocation Motion”). In the aggregate, the 2018 Reallocation Motion sought authority to reallocate $9,051,300 in GUC Trust Cash for the purposes of satisfying projected Wind-Down Costs and $4,554,500 for the purposes of satisfying projected Reporting and Transfer Costs. On March 6, 2018, the Bankruptcy Court entered an order authorizing the 2018 Reallocation Motion (the “2018 Reallocation Order”). Copies of the 2018 Reallocation Motion and 2018 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

During the three months ended March 31, 2018, the amount of GUC Trust Cash set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust decreased by $13,131,045 from the cash set aside as of December 31, 2017, with the total amount of such set aside cash aggregating $24,725,315 as of March 31, 2018. Such decrease was due primarily to the 2018 Reallocation Order, as well as limitations on the amount of GUC Trust Cash available to be set aside for such purposes. The amount of GUC Trust Cash available to be set aside to fund projected Wind-Down and Reporting and Transfer Costs is subject to inherent limitations because of a fixed amount of GUC Trust Cash and the requirement also to set aside sufficient GUC Trust Cash to satisfy all Disputed General Unsecured Claims and Unresolved Term Loan Avoidance Action Claims. As a result of such limitations, the set aside was reduced by $4,832,786.

During all periods presented in the accompanying section 6.2(c) Report, other than for the quarters ended December 31, 2016 and March 31, 2018, the amount of GUC Trust Cash (including Dividend Assets) set aside from distribution to fund projected Wind-Down Costs, Reporting and Transfer Costs and potential Taxes on Distribution was sufficient to satisfy such projected costs and potential taxes as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology. For the quarter ended December 31, 2016, however, as a result of limitations on the amount of GUC Trust Cash available to be set aside for such purposes, the amount of GUC Trust Cash available to be set aside from distribution to fund projected Wind-Down Costs (including Avoidance Action Defense Costs) as of December 31, 2016 was only $47,354,688, for a net shortfall of $853,257 from projected costs. Accordingly, as of December 31, 2016, the set aside for potential Wind-Down Costs (including Avoidance Action Defense Costs) was insufficient to satisfy in full the Administrative Costs Set Aside Methodology. For the quarter ended March 31,2017, following the reversal of the set aside associated with the potential Avoidance Action Defense Costs, the amount of GUC Trust Cash (including Dividend Assets) set aside from distribution to fund projected Wind-Down Costs, Reporting and Transfer Costs and potential Taxes on Distribution was once again sufficient to satisfy such projected costs and potential taxes as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology. For the quarter ended March 31, 2018, as described above, the set aside for potential Wind-Down Costs and Reporting and Transfer Costs was only $24,725,315, for a net shortfall of $4,832,786

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

from projected costs. To the extent GUC Trust Cash associated with Disputed General Unsecured Claims and Unresolved Term Loan Avoidance Action Claims becomes available for distribution in future periods, the GUC Trust may be required to set aside an amount of such GUC Trust Cash to fully fund then projected Wind-Down and Reporting and Transfer Costs in accordance with the above detailed Administrative Costs Set Aside Methodology.

It is the view of the GUC Trust Administrator, after consultation with the GUC Trust Monitor and Trust Professionals, that the Administrative Costs Set Aside Methodology is a generally conservative methodology for calculating the projected administrative costs of the GUC Trust. Accordingly, it is the view of the GUC Trust Administrator and the GUC Trust Monitor that the cash currently held in the set asides for Wind-Down Costs and Reporting and Transfer Costs would be sufficient to satisfy the administrative and reporting costs of the GUC Trust as of the date of this report. However, there can be no assurance that the cash set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs will be sufficient to fund such costs and liabilities as they are actually incurred. In addition, there can be no assurance that, as a result of future evaluations, additional amounts of cash will not need to be set aside or utilized to fund additional costs and liabilities, beyond those that are currently included in the GUC Trust’s estimates.

(7)	The GUC Trust incurs a federal income tax liability at a rate of 39.6% on all cash dividends received in respect of New GM Common Stock that was held by the GUC Trust (“Dividend Taxes”) (unless such tax liability is reduced by utilization of net operating losses). As a result of the enactment of the “Tax Cuts and Jobs Act”, the income tax rate will be reduced to 37% effective April 1, 2018, which is the beginning of the GUC Trust’s next fiscal year. Pursuant to the GUC Trust Agreement, Dividend Taxes (like certain other taxes) must be paid by the GUC Trust from the use of Excess GUC Trust Distributable Assets and not from the cash proceeds of the dividend itself. However, the cash dividends received on New GM Common Stock which ultimately comprise Excess GUC Trust Distributable Assets will be distributed, pro rata, to holders of Units when the liquidated proceeds of such New GM Common Stock is included in a distribution of Excess GUC Trust Distributable Assets.

During all periods presented in the accompanying section 6.2(c) Report, the GUC Trust Administrator included in the set aside for Wind-Down Costs an amount of GUC Trust Cash (including Dividend Assets) that would be sufficient upon reallocation, in the GUC Trust Administrator’s estimation, to satisfy Dividend Taxes relating to the then Current Dividends.

(8)	Distributions to holders of Resolved Allowed General Unsecured Claims include (a) the cash equivalent of distributions such claimants would have received had their claims been allowed as of the Initial Distribution Date, and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution, additional cash assets in respect of their being beneficiaries of certain numbers of Units.

(9)	Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units”. Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units”.

As described in footnote (1) above, no distributions to holders of Units were made in any quarter where the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold. Undistributed Excess GUC Trust Distributable Assets are reported in section H as Excess GUC Trust Distributable Assets set aside for distribution to holders of Units and will be held by the GUC Trust until the next calendar quarter for which the amount of Excess GUC Trust Distributable Assets exceeds the Distribution Threshold.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

March 31, 2018

(10)	Categorizations represent a subjective assessment by the GUC Trust as to the nature of the underlying claims based on information provided by the claimant and/or contained in the books and records of the GUC Trust. Such categorizations are subject to change at the sole discretion of the GUC Trust and without notice to any party. Amounts represented herein represent Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered represent unsecured claims at either, as applicable, (i) original amounts as filed, (ii) amounts as currently reclassified or reduced by court order, or (iii) amounts as allowed per executed or ordered settlement. The amounts as allowed represent Allowed Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered contain a category denoted as “other” which, as of the quarter ended March 31, 2018, reflects an aggregate claim amount of approximately $50 million that is not associated with any particular claim but which represents a general claim contingency for any future disputed claims or other obligations of the GUC Trust. The GUC Trust Administrator has set aside an aggregate of $14.8 million for this general claim contingency (i.e., $296 in Distributable Cash per $1000 of Allowed General Unsecured Claim, as provided in the Plan).

EXHIBIT B

MLC GUC Trust

Wind-Down

Actual vs. Approved Budget Report

($ in thousands)

		Jan - March 2018 Actual (1)	Jan - March 2018 Budget (2)	Actual o(u) Budget		Notes
				$	%
1	AlixPartners	$55.7	$96.0	$(40.3)	(42%)	Work associated with Wind Down activity is lower than budgeted.
2	ADR	0.0	5.0	(5.0)	0%

3	Total Professional Fees	$55.7	$101.0	$(45.3)	(45%)

4	Garden City Group	$42.9	$18.4	$24.5	133%	Greater than anticipated activity related to noticing.
5	GUC Trustee Fees - Wilmington	350.0	357.7	(7.7)	(2%)
6	GUC Trustee Legal	672.2	150.0	522.2	348%	Higher than forecasted activity related to the AAT matter and fees associated with withdrawal and replacement.
7	Trust Counsel (Recall Matters)	1,005.8	1,500.0	(494.2)	(33%)	Lower than forecasted activity related to the Recall matter.
8	Monitoring Fees	202.6	204.0	(1.4)	(1%)
9	Acctg & Tax Advisors	96.7	97.0	(0.3)	(0%)
10	US Trustee Fees	16.2	13.0	3.2	25%	A change in the formula used to calculate this fee results in a slightly higher expense. This became known after the budget was established.
11	Insurance Expense - Wind Down	56.3	57.0	(0.7)	(1%)

12	Total Other Costs	$2,442.7	$2,397.1	$45.6	2%

13	Contingency	0.0	500.0	(500.0)	0%

14	Total GUC Trust Expenses	$2,498.4	$2,998.1	($499.7)	(17%)

(1)	Reflective of expenses incurred and accrued for work performed during the three months ended March 31, 2018. Excludes any true-up from reversal of prior quarter accruals.
(2)	Per 8-K filed November 30, 2017